                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Fund I-D, a Massachusetts Limited Partnership of our report dated March 10, 1998 included in the 1997 Annual Report to the Partners of American Income Fund I-D.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 1998